Investments and other	6 Months Ended
Jun. 30, 2025
Investments and other
Investments and other

8. Investments and other

Investments and other comprise equity interests and warrants in publicly traded and private companies, as well as derivative assets.  Equity interests and warrants in publicly traded and private companies and derivative assets have been recorded at fair value.  The fair value of public equity investments is classified as level 1 of the fair value hierarchy, using quoted prices in active markets. The fair value of private equity investments is classified as level 3, as the relevant observable inputs are not available.  The fair value of the level 1 investments is $1.1 million (2024: $1.4 million) and the fair value of the level 3 investments is $1.6 million (2024: $1.6 million). The derivative assets are classified as level 2 of the fair value hierarchy as the main valuation inputs used are observable yield curves and foreign exchange rates. As at June 30, 2025, the fair value of the foreign exchange forward contracts was $1.8 million (2024: $nil).

For the three and six months ended, June 30, 2025, the Company recognized a gain of $0.5 million and $1.2 million, respectively (2024: loss of $1.3 million and $1.8 million) as a result of changes in fair value of investments and $1.8 million (2024: $nil) as a result of changes in fair value of derivatives . Triple Flag disposed of various equity investments during the three and six months ended June 30, 2025, for cash proceeds of $1.5 million (2024: $2.8 million).